The Bank of New York Mellon Corporation

Financial Supplement

Third Quarter 2019

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						3Q19 vs.				YTD19 vs.
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	YTD19	YTD18	YTD18
Selected income statement data
Fee revenue	$3,129	$3,105	$3,031	$3,146	$3,168	1%	(1)%	$9,265	$9,696	(4)%
Net securities (losses) gains	(1)	7	1	—	—	N/M	N/M	7	(48)	N/M
Fee and other revenue	3,128	3,112	3,032	3,146	3,168	1	(1)	9,272	9,648	(4)
Income (loss) from consolidated investment management funds	3	10	26	(24)	10	N/M	N/M	39	11	N/M
Net interest revenue	730	802	841	885	891	(9)	(18)	2,373	2,726	(13)
Total revenue	3,861	3,924	3,899	4,007	4,069	(2)	(5)	11,684	12,385	(6)
Provision for credit losses	(16)	(8)	7	—	(3)	N/M	N/M	(17)	(11)	N/M
Noninterest expense	2,590	2,647	2,699	2,987	2,738	(2)	(5)	7,936	8,224	(4)
Income before income taxes	1,287	1,285	1,193	1,020	1,334	—	(4)	3,765	4,172	(10)
Provision for income taxes	246	264	237	150	220	(7)	12	747	788	N/M
Net income	$1,041	$1,021	$956	$870	$1,114	2%	(7)%	$3,018	$3,384	(11)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,002	$969	$910	$832	$1,075	3%	(7)%	$2,881	$3,265	(12)%

Diluted earnings per common share	$1.07	$1.01	$0.94	$0.84	$1.06	6%	1%	$3.01	$3.20	(6)%
Average common shares and equivalents outstanding - diluted (in thousands)	935,677	953,928	965,960	988,650	1,003,665	(2)%	(7)%	951,876	1,013,242	(6)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	33%	33%	31%	25%	33%			32%	34%
Return on common equity (a)	10.6%	10.4%	10.0%	8.7%	11.2%			10.3%	11.6%
Return on tangible common equity – Non-GAAP (a)	21.4%	21.2%	20.7%	17.9%	23.1%			21.1%	24.1%
Non-U.S. revenue as a percentage of total revenue	37%	36%	36%	36%	37%			36%	37%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$35.8	$35.5	$34.5	$33.1	$34.5	1%	4%
Assets under management (“AUM”) (in trillions)	$1.88	$1.84	$1.84	$1.72	$1.83	2%	3%

Full-time employees	48,700	49,100	49,800	51,300	52,000	(1)%	(6)%
Book value per common share (a)	$40.75	$40.30	$39.36	$38.63	$38.45
Tangible book value per common share – Non-GAAP (a)	$20.59	$20.45	$19.74	$19.04	$19.35
Cash dividends per common share	$0.31	$0.28	$0.28	$0.28	$0.28
Common dividend payout ratio	29%	28%	30%	33%	26%
Closing stock price per common share	$45.21	$44.15	$50.43	$47.07	$50.99
Market capitalization	$41,693	$41,619	$48,288	$45,207	$50,418
Common shares outstanding (in thousands)	922,199	942,662	957,517	960,426	988,777

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.1%	11.1%	11.1%	10.7%	11.2%
Tier 1 capital ratio	13.2%	13.2%	13.2%	12.8%	13.3%
Total capital ratio	14.0%	14.0%	14.0%	13.6%	14.1%
Supplementary leverage ratio ("SLR")	6.1%	6.3%	6.3%	6.0%	6.4%
(a)    Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(b)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.4 trillion at Sept. 30, 2019 and June 30, 2019, $1.3 trillion at March 31, 2019, $1.2 trillion at Dec. 31, 2018 and $1.4 trillion at Sept. 30, 2018.

(c) Regulatory capital ratios for Sept. 30, 2019 are preliminary. All risk-based capital ratios are presented using Advanced Approaches.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						3Q19 vs.				YTD19 vs.
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	YTD19	YTD18	YTD18
Revenue
Investment services fees:
Asset servicing fees	$1,152	$1,141	$1,122	$1,126	$1,157	1%	—%	$3,415	$3,482	(2)%
Clearing services fees (a)	419	410	398	398	393	2	7	1,227	1,218	1
Issuer services fees	324	291	251	286	287	11	13	866	813	7
Treasury services fees	140	140	132	139	137	—	2	412	415	(1)
Total investment services fees (a)	2,035	1,982	1,903	1,949	1,974	3	3	5,920	5,928	—
Investment management and performance fees (a)	832	833	841	884	912	—	(9)	2,506	2,763	(9)
Foreign exchange and other trading revenue	150	166	170	181	155	(10)	(3)	486	551	(12)
Financing-related fees	49	50	51	50	52	(2)	(6)	150	157	(4)
Distribution and servicing	33	31	31	35	34	6	(3)	95	104	(9)
Investment and other income	30	43	35	47	41	N/M	N/M	108	193	N/M
Total fee revenue	3,129	3,105	3,031	3,146	3,168	1	(1)	9,265	9,696	(4)
Net securities (losses) gains	(1)	7	1	—	—	N/M	N/M	7	(48)	N/M
Total fee and other revenue	3,128	3,112	3,032	3,146	3,168	1	(1)	9,272	9,648	(4)
Income (loss) from consolidated investment management funds	3	10	26	(24)	10	N/M	N/M	39	11	N/M
Net interest revenue	730	802	841	885	891	(9)	(18)	2,373	2,726	(13)
Total revenue	3,861	3,924	3,899	4,007	4,069	(2)	(5)	11,684	12,385	(6)
Provision for credit losses	(16)	(8)	7	—	(3)	N/M	N/M	(17)	(11)	N/M
Noninterest expense
Staff	1,479	1,421	1,524	1,602	1,478	4	—	4,424	4,543	(3)
Professional, legal and other purchased services	316	337	325	383	332	(6)	(5)	978	951	3
Software and equipment	309	304	283	300	262	2	18	896	762	18
Net occupancy	138	138	137	196	139	—	(1)	413	434	(5)
Sub-custodian and clearing	111	115	105	115	106	(3)	5	331	335	(1)
Distribution and servicing	97	94	91	95	99	3	(2)	282	311	(9)
Business development	47	56	45	64	51	(16)	(8)	148	164	(10)
Bank assessment charges	31	31	31	22	49	—	(37)	93	148	(37)
Amortization of intangible assets	30	30	29	35	48	—	(38)	89	145	(39)
Other	32	121	129	175	174	(74)	(82)	282	431	(35)
Total noninterest expense	2,590	2,647	2,699	2,987	2,738	(2)	(5)	7,936	8,224	(4)
Income before income taxes	1,287	1,285	1,193	1,020	1,334	—	(4)	3,765	4,172	(10)
Provision for income taxes	246	264	237	150	220	(7)	12	747	788	N/M
Net income	1,041	1,021	956	870	1,114	2	(7)	3,018	3,384	(11)
Net (income) loss attributable to noncontrolling interests	(3)	(4)	(10)	11	(3)	N/M	N/M	(17)	1	N/M
Preferred stock dividends	(36)	(48)	(36)	(49)	(36)	N/M	N/M	(120)	(120)	—
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,002	$969	$910	$832	$1,075	3%	(7)%	$2,881	$3,265	(12)%

Average common shares and equivalents outstanding: Basic	933,264	951,281	962,397	984,343	999,808	(2)%	(7)%	949,035	1,008,967	(6)%
Diluted	935,677	953,928	965,960	988,650	1,003,665	(2)%	(7)%	951,876	1,013,242	(6)%

Earnings per common share: Basic	$1.07	$1.01	$0.94	$0.84	$1.07	6%	—%	$3.02	$3.21	(6)%
Diluted	$1.07	$1.01	$0.94	$0.84	$1.06	6%	1%	$3.01	$3.20	(6)%
(a) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2019			2018
(in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Assets
Cash and due from banks	$6,718	$5,556	$5,980	$5,864	$5,047
Interest-bearing deposits with the Federal Reserve and other central banks	73,811	69,700	60,699	67,988	74,725
Interest-bearing deposits with banks	15,417	15,491	13,681	14,148	14,519
Federal funds sold and securities purchased under resale agreements	43,723	61,201	40,158	46,795	28,722
Securities	122,340	120,142	117,504	119,791	118,641
Trading assets	10,180	8,629	6,868	7,035	7,804
Loans	54,881	52,396	53,487	56,564	53,987
Allowance for loan losses	(127)	(146)	(146)	(146)	(140)
Net loans	54,754	52,250	53,341	56,418	53,847
Premises and equipment (a)	3,149	2,970	3,010	1,832	1,832
Accrued interest receivable	596	658	651	671	640
Goodwill	17,248	17,337	17,367	17,350	17,390
Intangible assets	3,124	3,160	3,193	3,220	3,258
Other assets	21,727	23,737	23,228	21,298	22,846
Subtotal assets of operations	372,787	380,831	345,680	362,410	349,271
Assets of consolidated investment management funds, at fair value	381	337	452	463	499
Total assets	$373,168	$381,168	$346,132	$362,873	$349,770
Liabilities
Deposits	$249,660	$252,877	$222,382	$238,778	$231,590
Federal funds purchased and securities sold under repurchase agreements	11,796	11,757	11,761	14,243	10,158
Trading liabilities	4,756	3,768	3,892	3,479	3,536
Payables to customers and broker-dealers	18,364	18,946	19,310	19,731	18,683
Commercial paper	3,538	8,894	2,773	1,939	735
Other borrowed funds	820	1,921	3,932	3,227	2,934
Accrued taxes and other expenses	5,081	5,045	4,686	5,669	5,601
Other liabilities (a)	9,796	7,916	8,050	5,774	6,552
Long-term debt	27,872	28,203	27,874	29,163	28,113
Subtotal liabilities of operations	331,683	339,327	304,660	322,003	307,902
Liabilities of consolidated investment management funds, at fair value	15	6	3	2	7
Total liabilities	331,698	339,333	304,663	322,005	307,909
Temporary equity
Redeemable noncontrolling interests	147	136	122	129	211
Permanent equity
Preferred stock	3,542	3,542	3,542	3,542	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,471	27,406	27,349	27,118	27,034
Retained earnings	30,789	30,081	29,382	28,652	28,098
Accumulated other comprehensive loss, net of tax	(2,893)	(2,688)	(2,990)	(3,171)	(2,983)
Less: Treasury stock, at cost	(17,803)	(16,822)	(16,072)	(15,517)	(14,145)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,120	41,533	41,225	40,638	41,560
Nonredeemable noncontrolling interests of consolidated investment management funds	203	166	122	101	90
Total permanent equity	41,323	41,699	41,347	40,739	41,650
Total liabilities, temporary equity and permanent equity	$373,168	$381,168	$346,132	$362,873	$349,770
(a)    In 1Q19, we adopted new accounting guidance included in Accounting Standards Update 2016-02, Leases, prospectively, which required the recognition of right-of-use assets (included in premises and equipment) and lease liabilities (included in other liabilities).

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						3Q19 vs.				YTD19 vs.
(dollars in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	YTD19	YTD18	YTD18
Investment services fees:
Asset servicing fees	$1,109	$1,097	$1,074	$1,079	$1,099	1%	1%	$3,280	$3,309	(1)%
Securities lending revenue	43	44	48	47	58	(2)	(26)	135	173	(22)
Clearing services fees (a)	419	410	398	398	393	2	7	1,227	1,218	1
Issuer services fees	324	291	251	286	287	11	13	866	813	7
Treasury services fees	140	140	132	139	137	—	2	412	415	(1)
Total investment services fees (a)	2,035	1,982	1,903	1,949	1,974	3	3	5,920	5,928	—
Investment management and performance fees (a)(b)(c)	832	833	841	884	912	—	(9)	2,506	2,763	(9)
Foreign exchange and other trading revenue:
Foreign exchange	129	150	160	159	150	(14)	(14)	439	504	(13)
Other trading revenue	21	16	10	22	5	N/M	N/M	47	47	N/M
Total foreign exchange and other trading revenue	150	166	170	181	155	(10)	(3)	486	551	(12)
Financing-related fees	49	50	51	50	52	(2)	(6)	150	157	(4)
Distribution and servicing	33	31	31	35	34	6	(3)	95	104	(9)
Investment and other income:
Corporate/bank-owned life insurance	33	32	30	42	36	N/M	N/M	95	103	N/M
Expense reimbursements from joint venture	21	19	19	19	17	N/M	N/M	59	52	N/M
Asset-related gains	2	1	1	2	7	N/M	N/M	4	68	N/M
Seed capital gains (losses) (b)	—	8	2	(8)	8	N/M	N/M	10	11	N/M
Other (loss)	(26)	(17)	(17)	(8)	(27)	N/M	N/M	(60)	(41)	N/M
Total investment and other income (b)	30	43	35	47	41	N/M	N/M	108	193	N/M
Total fee revenue	3,129	3,105	3,031	3,146	3,168	1	(1)	9,265	9,696	(4)
Net securities (losses) gains	(1)	7	1	—	—	N/M	N/M	7	(48)	N/M
Total fee and other revenue	$3,128	$3,112	$3,032	$3,146	$3,168	1%	(1)%	$9,272	$9,648	(4)%
(a) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
(b) Excludes seed capital gains related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(c)    On a constant currency basis (Non-GAAP), investment management and performance fees decreased 7% compared with 3Q18. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	3Q19			2Q19		1Q19		4Q18		3Q18
	Average balance	Average rate		Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$60,030	0.67%		$61,756	0.72%	$63,583	0.87%	$63,916	0.89%	$61,216	0.80%
Interest-bearing deposits with banks (primarily foreign banks)	15,324	1.89		13,666	1.87	13,857	1.85	14,666	1.67	14,691	1.58
Federal funds sold and securities purchased under resale agreements (a)	40,816	6.42		38,038	5.99	28,968	6.63	28,843	5.98	26,738	4.18
Margin loans	10,303	4.02		10,920	4.36	12,670	4.34	13,369	4.08	13,738	3.74
Non-margin loans:
Domestic offices	29,285	2.75	(b)	29,492	3.86	28,177	3.85	29,576	3.73	28,628	3.59
Foreign offices	11,247	2.97		9,961	3.29	10,511	3.32	10,889	3.10	11,441	2.98
Total non-margin loans	40,532	2.81	(b)	39,453	3.71	38,688	3.70	40,465	3.56	40,069	3.42
Securities:
U.S. government obligations	19,315	2.11		18,870	2.19	23,597	2.22	24,531	2.14	24,423	2.09
U.S. government agency obligations	67,235	2.49		66,445	2.58	64,867	2.63	64,496	2.54	64,612	2.40
State and political subdivisions (c)	1,217	3.05		1,735	2.89	2,206	2.71	2,263	2.63	2,453	2.77
Other securities (c)	33,729	1.75		30,770	2.04	28,647	2.13	27,614	1.91	27,017	1.98
Trading securities (c)	5,653	2.80		5,764	2.72	5,102	2.91	5,543	2.77	4,261	3.05
Total securities	127,149	2.25		123,584	2.40	124,419	2.45	124,447	2.33	122,766	2.28
Total interest-earning assets	$294,154	2.63%	(b)	$287,417	2.74%	$282,185	2.75%	$285,706	2.60%	$279,218	2.33%
Noninterest-earning assets	56,525			54,967		53,980		52,885		53,123
Total assets	$350,679			$342,384		$336,165		$338,591		$332,341

Liabilities and total equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$82,663	1.28%		$74,180	1.36%	$70,562	1.29%	$72,929	1.19%	$57,942	0.97%
Foreign offices	94,738	0.71		93,365	0.78	89,317	0.76	88,734	0.59	90,694	0.42
Total interest-bearing deposits	177,401	0.98		167,545	1.04	159,879	0.99	161,663	0.86	148,636	0.63
Federal funds purchased and securities sold under repurchase agreements (a)	13,432	13.08		11,809	12.64	11,922	11.26	10,980	10.95	14,199	5.33
Trading liabilities	1,371	2.33		1,735	2.47	1,305	2.25	1,330	1.86	1,150	2.32
Other borrowed funds	1,148	3.24		2,455	3.36	3,305	2.87	2,903	2.44	2,747	2.33
Commercial paper	3,796	2.26		2,957	2.43	1,377	2.44	353	2.41	3,102	2.10
Payables to customers and broker-dealers	15,440	1.52		15,666	1.76	16,108	1.76	15,727	1.61	16,252	1.23
Long-term debt	28,386	3.24		27,681	3.45	28,254	3.52	28,201	3.29	28,074	3.17
Total interest-bearing liabilities	$240,974	1.99%		$229,848	2.03%	$222,150	1.96%	$221,157	1.75%	$214,160	1.37%
Total noninterest-bearing deposits	49,027			52,956		54,583		58,972		60,677
Other noninterest-bearing liabilities	19,280			18,362		18,628		16,754		15,660
Total The Bank of New York Mellon Corporation shareholders’ equity	41,139			41,029		40,628		41,428		41,578
Noncontrolling interests	259			189		176		280		266
Total liabilities and shareholders’ equity	$350,679			$342,384		$336,165		$338,591		$332,341
Net interest margin		0.99%	(b)		1.12%		1.20%		1.24%		1.27%
Net interest margin (FTE) – Non-GAAP (d)		1.00%	(b)		1.12%		1.20%		1.24%		1.28%
(a)    Includes the average impact of offsetting under enforceable netting agreements of approximately $68 billion for 3Q19, $51 billion for 2Q19, $44 billion for 1Q19, $43 billion for 4Q18 and $26 billion for 3Q18. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 2.42% for 3Q19, 2.57% for 2Q19, 2.63% for 1Q19, 2.41% for 4Q18 and 2.12% for 3Q18.  On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 2.17% for 3Q19, 2.39% for 2Q19, 2.40% for 1Q19, 2.24% for 4Q18 and 1.88% for 3Q18. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b)    Includes the impact of the lease-related impairment of $70 million. On a Non-GAAP basis, excluding the lease-related impairment, the yield on non-margin loans in domestic offices would have been 3.70%, the yield on total non-margin loans would have been 3.50%, the yield on total interest-earning assets would have been 2.72% and the net interest margin and the net interest margin (FTE) – Non-GAAP would have been 1.09%.

(c) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(d) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2019			2018
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,258	$18,534	$18,156	$17,567	$18,517
Tier 1 capital	21,738	22,015	21,639	21,044	22,002
Total capital	23,206	23,500	23,136	22,536	23,497
Risk-weighted assets	148,523	149,226	151,101	149,618	149,348

CET1 ratio	12.3%	12.4%	12.0%	11.7%	12.4%
Tier 1 capital ratio	14.6	14.8	14.3	14.1	14.7
Total capital ratio	15.6	15.7	15.3	15.1	15.7

Advanced Approaches:
CET1 capital	$18,258	$18,534	$18,156	$17,567	$18,517
Tier 1 capital	21,738	22,015	21,639	21,044	22,002
Total capital	23,001	23,300	22,941	22,349	23,299
Risk-weighted assets	164,329	166,570	163,618	164,671	165,137

CET1 ratio	11.1%	11.1%	11.1%	10.7%	11.2%
Tier 1 capital ratio	13.2	13.2	13.2	12.8	13.3
Total capital ratio	14.0	14.0	14.0	13.6	14.1

Tier 1 leverage ratio	6.6%	6.8%	6.8%	6.6%	7.0%

SLR:
Leverage exposure	$359,084	$350,747	$344,829	$347,943	$341,566
SLR	6.1%	6.3%	6.3%	6.0%	6.4%

Average liquidity coverage ratio	117%	117%	118%	118%	121%
(a)    Regulatory capital ratios for Sept. 30, 2019 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods noted above was the Advanced Approaches.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						3Q19 vs.				YTD19 vs.
(dollars in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	YTD19	YTD18	YTD18
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (a)	$1,093	$1,080	$1,059	$1,063	$1,084	1%	1%	$3,232	$3,259	(1)%
Securities lending revenue	39	40	44	43	52	(3)	(25)	123	155	(21)
Clearing services fees (b)	419	411	398	398	393	2	7	1,228	1,217	1
Issuer services fees	324	291	251	286	288	11	13	866	813	7
Treasury services fees	139	140	132	139	136	(1)	2	411	414	(1)
Total investment services fees (b)	2,014	1,962	1,884	1,929	1,953	3	3	5,860	5,858	—
Foreign exchange and other trading revenue	160	153	157	163	161	5	(1)	470	502	(6)
Other (b)(c)	117	112	113	121	116	4	1	342	353	(3)
Total fee and other revenue	2,291	2,227	2,154	2,213	2,230	3	3	6,672	6,713	(1)
Net interest revenue	753	775	796	827	827	(3)	(9)	2,324	2,545	(9)
Total revenue	3,044	3,002	2,950	3,040	3,057	1	—	8,996	9,258	(3)
Provision for credit losses	(15)	(4)	8	6	1	N/M	N/M	(11)	(5)	N/M
Noninterest expense (ex. amortization of intangible assets)	1,944	1,934	1,949	2,090	1,995	1	(3)	5,827	5,839	—
Amortization of intangible assets	21	20	20	22	35	5	(40)	61	107	(43)
Total noninterest expense	1,965	1,954	1,969	2,112	2,030	1	(3)	5,888	5,946	(1)
Income before taxes	$1,094	$1,052	$973	$922	$1,026	4%	7%	$3,119	$3,317	(6)%

Pre-tax operating margin	36%	35%	33%	30%	34%			35%	36%

Total revenue by line of business:
Asset Servicing	$1,405	$1,391	$1,407	$1,435	$1,458	1%	(4)%	$4,203	$4,497	(7)%
Pershing	568	564	554	558	558	1	2	1,686	1,697	(1)
Issuer Services	466	446	396	441	453	4	3	1,308	1,302	—
Treasury Services	312	317	317	328	324	(2)	(4)	946	974	(3)
Clearance and Collateral Management	293	284	276	278	264	3	11	853	788	8
Total revenue by line of business	$3,044	$3,002	$2,950	$3,040	$3,057	1%	—%	$8,996	$9,258	(3)%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
(c) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						3Q19 vs.				YTD19 vs.
(dollars in millions, unless otherwise noted)	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	YTD19	YTD18	YTD18
Average loans	$32,758	$32,287	$33,171	$35,540	$35,044	1%	(7)%	$32,737	$37,400	(12)%
Average assets	$269,784	$264,639	$255,891	$262,584	$246,276	2%	10%	$263,489	$262,804	—%
Average deposits	$208,044	$201,146	$195,082	$203,416	$192,741	3%	8%	$201,472	$203,233	(1)%

AUC/A at period end (in trillions) (a)(b)	$35.8	$35.5	$34.5	$33.1	$34.5	1%	4%
Market value of securities on loan at period end (in billions) (c)	$362	$369	$377	$373	$415	(2)%	(13)%

Pershing
Average active clearing accounts (U.S. platform) (in thousands)	6,283	6,254	6,169	6,125	6,108	—	3%
Average long-term mutual fund assets (U.S. platform)	$547,522	$532,384	$507,606	$489,491	$527,336	3%	4%
Average investor margin loans (U.S. platform)	$9,222	$9,440	$10,093	$10,921	$10,696	(2)%	(14)%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,550	$3,400	$3,266	$3,181	$2,995	4%	19%
(a) Sept. 30, 2019 information is preliminary.
(b) Includes the AUC/A of CIBC Mellon of $1.4 trillion at Sept. 30, 2019 and June 30, 2019, $1.3 trillion at March 31, 2019, $1.2 trillion at Dec. 31, 2018 and $1.4 trillion at Sept. 30, 2018.
(c)    Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $66 billion at Sept. 30, 2019, $64 billion at June 30, 2019, $62 billion at March 31, 2019, $58 billion at Dec.31, 2018 and $69 billion at Sept. 30, 2018.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS

						3Q19 vs.				YTD19 vs.
(dollars in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	YTD19	YTD18	YTD18
Revenue:
Investment management fees (a)	$826	$827	$806	$826	$879	—%	(6)%	$2,459	$2,662	(8)%
Performance fees	2	2	31	54	30	N/M	(93)	35	90	(61)
Investment management and performance fees (b)	828	829	837	880	909	—	(9)	2,494	2,752	(9)
Distribution and servicing	45	44	45	45	47	2	(4)	134	145	(8)
Other (a)	(40)	(23)	(18)	(35)	(18)	N/M	N/M	(81)	(6)	N/M
Total fee and other revenue (a)	833	850	864	890	938	(2)	(11)	2,547	2,891	(12)
Net interest revenue	57	67	75	73	77	(15)	(26)	199	230	(13)
Total revenue	890	917	939	963	1,015	(3)	(12)	2,746	3,121	(12)
Provision for credit losses	—	(2)	1	1	(2)	N/M	N/M	(1)	2	N/M
Noninterest expense (ex. amortization of intangible assets)	580	645	660	702	688	(10)	(16)	1,885	2,065	(9)
Amortization of intangible assets	10	9	9	13	13	11	(23)	28	38	(26)
Total noninterest expense	590	654	669	715	701	(10)	(16)	1,913	2,103	(9)
Income before taxes	$300	$265	$269	$247	$316	13%	(5)%	$834	$1,016	(18)%

Pre-tax operating margin	34%	29%	29%	26%	31%			30%	33%
Adjusted pre-tax operating margin – Non-GAAP (c)	38%	32%	32%	29%	35%			34%	36%

Total revenue by line of business:
Asset Management	$605	$618	$637	$660	$704	(2)%	(14)%	$1,860	$2,176	(15)%
Wealth Management	285	299	302	303	311	(5)	(8)	886	945	(6)
Total revenue by line of business	$890	$917	$939	$963	$1,015	(3)%	(12)%	$2,746	$3,121	(12)%

Average loans	$16,260	$16,322	$16,403	$16,485	$16,763	—%	(3)%	$16,328	$16,871	(3)%
Average assets	$30,326	$30,709	$31,857	$31,043	$31,283	(1)%	(3)%	$30,724	$31,577	(3)%
Average deposits	$14,083	$14,615	$15,815	$14,893	$14,634	(4)%	(4)%	$14,831	$14,088	5%
(a)    Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange and other trading revenue and investment and other income.

(b)    On a constant currency basis, investment management and performance fees decreased 7% (Non-GAAP) compared with 3Q18. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(c)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						3Q19 vs.				YTD19 vs.
(dollars in billions)	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	YTD19	YTD18	YTD18
AUM by product type (a)(b)
Equity	$147	$152	$149	$135	$167	(3)%	(12)%
Fixed income	211	209	208	200	202	1	4
Index	321	322	333	301	352	—	(9)
Liability-driven investments	742	709	709	659	652	5	14
Multi-asset and alternative investments	182	184	178	167	184	(1)	(1)
Cash	278	267	264	260	271	4	3
Total AUM by product type	$1,881	$1,843	$1,841	$1,722	$1,828	2%	3%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,843	$1,841	$1,722	$1,828	$1,805			$1,722	$1,893
Net inflows (outflows):
Long-term strategies:
Equity	(4)	(2)	(4)	(8)	(2)			(10)	(5)
Fixed income	2	(4)	3	(1)	2			1	5
Liability-driven investments	(4)	1	5	14	16			2	31
Multi-asset and alternative investments	(1)	1	(4)	(2)	2			(4)	(4)
Total long-term active strategies (outflows) inflows	(7)	(4)	—	3	18			(11)	27
Index	(3)	(22)	(2)	(11)	(3)			(27)	(23)
Total long-term strategies (outflows) inflows	(10)	(26)	(2)	(8)	15			(38)	4
Short-term strategies:
Cash	11	2	2	(10)	—			15	(25)
Total net inflows (outflows)	1	(24)	—	(18)	15			(23)	(21)
Net market impact	66	42	103	(69)	18			211	21
Net currency impact	(29)	(16)	16	(19)	(10)			(29)	(34)
Divestiture/Other	—	—	—	—	—			—	(31)
Ending balance of AUM	$1,881	$1,843	$1,841	$1,722	$1,828	2%	3%	$1,881	$1,828	3%

Wealth Management client assets (a)(c)	$259	$257	$253	$239	$261	1%	(1)%
(a) Sept. 30, 2019 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	YTD19	YTD18
Fee revenue	$5	$34	$29	$29	$7	$68	$104
Net securities (losses) gains	(1)	7	1	—	—	7	(48)
Total fee and other revenue	4	41	30	29	7	75	56
Net interest (expense)	(80)	(40)	(30)	(15)	(13)	(150)	(49)
Total (loss) revenue	(76)	1	—	14	(6)	(75)	7
Provision for credit losses	(1)	(2)	(2)	(7)	(2)	(5)	(8)
Noninterest expense	35	39	61	160	6	135	174
(Loss) before taxes	$(110)	$(36)	$(59)	$(139)	$(10)	$(205)	$(159)

Average loans and leases	$1,817	$1,764	$1,784	$1,809	$2,000	$1,789	$2,204
Average assets	$50,569	$47,036	$48,417	$44,964	$54,782	$48,916	$51,139

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SECURITIES PORTFOLIO

(dollars in millions)	June 30, 2019		3Q19 change in unrealized gain (loss)	Sept. 30, 2019			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		Ratings (b)
				Amortized cost	Fair value					AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$52,860		$199	$53,011	$53,254		100%	$243		100%	—%	—%	—%	—%
U.S. Treasury	18,284		32	18,497	18,541		100	44		100	—	—	—	—
Sovereign debt/sovereign guaranteed	13,146		26	13,767	13,932		101	165		76	4	19	1	—
Agency commercial MBS	10,689		86	10,501	10,598		101	97		100	—	—	—	—
Supranational	3,925		14	4,077	4,113		101	36		100	—	—	—	—
CLOs	3,649		2	3,882	3,868		100	(14)		99	—	—	1	—
Foreign covered bonds	3,479		5	3,651	3,670		101	19		100	—	—	—	—
U.S. government agencies	3,866		31	3,308	3,344		101	36		100	—	—	—	—
Other asset-backed securities	2,470		3	2,477	2,484		100	7		100	—	—	—	—
Non-agency commercial MBS	1,993		18	2,207	2,250		102	43		98	2	—	—	—
Foreign government agencies	1,599		8	2,175	2,183		100	8		95	5	—	—	—
Non-agency RMBS (c)	1,314		(12)	1,089	1,301		120	212		19	11	5	41	24
State and political subdivisions	1,297		(2)	1,175	1,200		102	25		70	29	—	—	1
Corporate bonds	905		5	858	879		103	21		16	68	16	—	—
Other	75		—	71	74		104	3		—	—	—	—	100
Total investment securities	$119,551	(d)	$415	$120,746	$121,691	(d)	101%	$945	(d)(e)	95%	2%	2%	1%	—%
(a) Amortized cost reflects historical impairments.
(b) Represents ratings by S&P, or the equivalent.
(c) Includes RMBS that were included in the former Grantor Trust of $753 million at June 30, 2019 and $689 million at Sept. 30, 2019.
(d) Includes net unrealized losses on derivatives hedging securities available-for-sale of $737 million at June 30, 2019 and $963 million at Sept. 30, 2019.
(e) Includes unrealized gains of $631 million at Sept. 30, 2019 related to available-for-sale securities, net of hedges.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2019					2018
(dollars in millions)	Sept. 30	June 30		March 31		Dec. 31	Sept. 30
Allowance for credit losses - beginning of period:
Allowance for loan losses	$146	$146		$146		$140	$145
Allowance for lending-related commitments	95	102		106		111	109
Allowance for credit losses - beginning of period	$241	$248		$252		$251	$254

Net (charge-offs) recoveries:
Charge-offs	(1)	(1)		(11)		—	(1)
Recoveries	—	2		—		1	1
Total net (charge-offs) recoveries	(1)	1		(11)		1	—
Provision for credit losses	(16)	(8)		7		—	(3)
Allowance for credit losses - end of period	$224	$241		$248		$252	$251

Allowance for credit losses - end of period:
Allowance for loan losses	$127	$146		$146		$146	$140
Allowance for lending-related commitments	97	95		102		106	111
Allowance for credit losses - end of period	$224	$241		$248		$252	$251

Allowance for loan losses as a percentage of total loans	0.23%	0.28%		0.27%		0.26%	0.26%

Nonperforming assets	$88	$186	(a)	$174	(a)	$79	$81
(a) Includes nonperforming loans to a California utility company that filed for bankruptcy that were sold in 3Q19.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. BNY Mellon believes that the return on tangible common equity is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the operating margin for the Investment Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. BNY Mellon believes that this measure is useful when evaluating the performance of the Investment Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. BNY Mellon believes that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	YTD19	YTD18
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,002	$969	$910	$832	$1,075	$2,881	$3,265
Add: Amortization of intangible assets	30	30	29	35	48	89	145
Less: Tax impact of amortization of intangible assets	7	7	7	8	11	21	34
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,025	$992	$932	$859	$1,112	$2,949	$3,376

Average common shareholders’ equity	$37,597	$37,487	$37,086	$37,886	$38,036	$37,392	$37,795
Less: Average goodwill	17,267	17,343	17,376	17,358	17,391	17,328	17,492
Average intangible assets	3,141	3,178	3,209	3,239	3,283	3,176	3,340
Add: Deferred tax liability – tax deductible goodwill	1,103	1,094	1,083	1,072	1,066	1,103	1,066
Deferred tax liability – intangible assets	679	687	690	692	699	679	699
Average tangible common shareholders’ equity – Non-GAAP	$18,971	$18,747	$18,274	$19,053	$19,127	$18,670	$18,728

Return on common equity – GAAP	10.6%	10.4%	10.0%	8.7%	11.2%	10.3%	11.6%
Return on tangible common equity – Non-GAAP	21.4%	21.2%	20.7%	17.9%	23.1%	21.1%	24.1%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2019			2018
(dollars in millions, except common shares)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
BNY Mellon shareholders’ equity at period end – GAAP	$41,120	$41,533	$41,225	$40,638	$41,560
Less: Preferred stock	3,542	3,542	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	37,578	37,991	37,683	37,096	38,018
Less: Goodwill	17,248	17,337	17,367	17,350	17,390
Intangible assets	3,124	3,160	3,193	3,220	3,258
Add: Deferred tax liability – tax deductible goodwill	1,103	1,094	1,083	1,072	1,066
Deferred tax liability – intangible assets	679	687	690	692	699
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$18,988	$19,275	$18,896	$18,290	$19,135

Period-end common shares outstanding (in thousands)	922,199	942,662	957,517	960,426	988,777

Book value per common share – GAAP	$40.75	$40.30	$39.36	$38.63	$38.45
Tangible book value per common share – Non-GAAP	$20.59	$20.45	$19.74	$19.04	$19.35

Net interest margin reconciliation
(dollars in millions)	3Q19	2Q19	1Q19	4Q18	3Q18
Net interest revenue – GAAP	$730	$802	$841	$885	$891
Add: Tax equivalent adjustment	3	4	4	4	5
Net interest revenue (FTE) – Non-GAAP	$733	$806	$845	$889	$896

Average interest-earning assets	$294,154	$287,417	$282,185	$285,706	$279,218

Net interest margin – GAAP (a)	0.99%	1.12%	1.20%	1.24%	1.27%
Net interest margin (FTE) – Non-GAAP (a)	1.00%	1.12%	1.20%	1.24%	1.28%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment Management business
(dollars in millions)	3Q19	2Q19	1Q19	4Q18	3Q18	YTD19	YTD18
Income before income taxes – GAAP	$300	$265	$269	$247	$316	$834	$1,016

Total revenue – GAAP	$890	$917	$939	$963	$1,015	$2,746	$3,121
Less: Distribution and servicing expense	98	94	91	95	99	283	312
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$792	$823	$848	$868	$916	$2,463	$2,809

Pre-tax operating margin – GAAP (a)	34%	29%	29%	26%	31%	30%	33%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	38%	32%	32%	29%	35%	34%	36%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			3Q19 vs.
(dollars in millions)	3Q19	3Q18	3Q18
Consolidated:
Investment management and performance fees – GAAP	$832	$912	(9)%
Impact of changes in foreign currency exchange rates	—	(14)
Adjusted investment management and performance fees – Non-GAAP	$832	$898	(7)%

Investment Management business:
Investment management and performance fees – GAAP	$828	$909	(9)%
Impact of changes in foreign currency exchange rates	—	(14)
Adjusted investment management and performance fees – Non-GAAP	$828	$895	(7)%